USAA S&P 500 INDEX FUND Member Shares/USSPX ■ Reward Shares/USPRX	SUMMARY PROSPECTUS May 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated May 1, 2014, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA S&P 500 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index1. The S&P 500 Index emphasizes stocks of large U.S. companies.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

	Member Shares	Reward Shares
Account Maintenance Fee (for Fund account balances below $10,000)	$10/year*	None

*USAA Shareholder Account Services, the Fund’s transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. We deduct $2.50 per quarter from your account to pay the annual fee.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Member Shares	Reward Shares
Management Fee	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.20%	0.10%
Total Annual Operating Expenses	0.30%	0.20%
Reimbursement From Adviser	(0.05%)(a)	(0.05%)(a)
Total Annual Operating Expenses After Reimbursement	0.25%	0.15%

(a) The Adviser has agreed, through May 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Member Shares and Reward Shares so that the total annual operating expenses of the Member Shares and Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares’ and 0.15% of the Reward Shares’ average daily net assets, respectively. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of

Trustees and may be changed or terminated by the Adviser at any time after May 1, 2015.

1 “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Member Shares and Reward Shares is not continued.

	1 Year	3 Years	5 Years	10 Years

Member Shares	$31	$97	$169	$381
Reward Shares	$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund’s assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds.

While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow affect how closely the Fund will track the S&P 500 Index.

An investment in this Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares, Member Shares and Reward Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Member Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

RISK/RETURN BAR CHART
Annual Returns For Periods Ended December 31

THREE-MONTH YTD TOTAL RETURN
1.74% (3/31/14)

BEST QUARTER*	WORST QUARTER*
15.91% 2nd Qtr. 2009	-21.99% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Member Shares and may differ for the Reward Shares class.

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2013

	Past	Past	Past
	1 Year	5 Years	10 Years

S&P 500 Index Fund Member Shares
Return Before Taxes*	32.03%	17.67%	7.17%
Return After Taxes on Distributions*	31.48%	17.13%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares*	18.49%	14.42%	5.85%

	Past	Past	Past
	1 Year	5 Years	10 Years

S&P 500 Index Fund Reward Shares
Return Before Taxes*	32.16%	17.82%	7.30%

Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	7.40%

*Excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER(S)

Northern Trust Investments, Inc. (NTI)

PORTFOLIO MANAGER(S)

Brent Reeder, Senior Vice President of NTI, is primarily responsible for the day-to-day management of the Fund. He has had responsibility for the Fund since December 2006.

PURCHASE AND SALE OF SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or redeem shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Member Shares: The minimum initial purchase is $3,000. The minimum subsequent investment is $50.

Reward Shares: The minimum initial purchase is $100,000 for new investors; or shares of the Fund held through a USAA discretionary managed account program. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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